Exhibit 99.1

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2010

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(14,611)	$(7,293)	$(4,638)	$(5,242)	$—	$(17,173)	$(184)	$—	$(184)	$—	$(31,968)	$7,513	$—	$(24,455)
Record equity in subsidiaries	(17,357)				17,357	17,357			—			(31,968)	31,968	—

Net loss as adjusted	(31,968)	(7,293)	(4,638)	(5,242)	17,357	184	(184)	—	(184)	—	(31,968)	(24,455)	31,968	(24,455)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	17,357	—	—	—	(17,357)	(17,357)	—	—	—	—		31,968	(31,968)	—
Non-cash interest accretion on property tax settlement	—	(22)	(137)	(16)	—	(175)	—	—	—	—	(175)	—	—	(175)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest	—	—	—	—	—	—	—	—	—	—	—	(7,513)	—	(7,513)
Depreciation	46	9,516	1,020	691		11,227	—	—	—	—	11,273	—	—	11,273
Amortization	—	255	2	6	—	263	—	—	—	—	263	—	—	263
Provisions for losses on receivables	—	1,892	463	413		2,768	—	—	—	—	2,768	—	—	2,768
Stock based compensation expense	62	—	—	—	—	—	—	—	—	—	62	—	—	62
Valuation Allowance CRDA	—	390	161	144	—	695	—	—	—	—	695	—	—	695
Change in operating assets & liabilities:
Accounts receivable	15	(732)	406	(414)	—	(740)	—	—	—	—	(725)	—	—	(725)
Inventories	—	180	69	(10)	—	239	—	—	—	—	239	—	—	239
Other current assets	1,347	2,206	3,373	1,129	—	6,708	—	—	—	—	8,055	—	—	8,055
Other assets	517	(12)	86	(2)	—	72	—	—	—	—	589	—	—	589
Due to Affiliates	10,337	(6,213)	(2,996)	(1,128)	—	(10,337)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	5,758	233	690	1,376	—	2,299	134	—	134	—	8,191	—	—	8,191
Accrued interest	4,093	(3,845)	155	134	—	(3,556)	—	—	—	—	537	—	—	537
Other long-term liabilities	—	—	(197)	(4)	—	(201)	—	—	—	—	(201)	—	—	(201)

Net cash provided by (used in) operating activities	7,564	(3,445)	(1,543)	(2,923)	—	(7,911)	(50)	—	(50)	—	(397)	—	—	(397)

Cash flow from Investing Activities
Purchases of PPE	(11)	(903)	(246)	(322)	—	(1,471)	—	—	—	—	(1,482)	—	—	(1,482)
Purchases of CRDA investments	—	(1,250)	(560)	(424)		(2,234)	—	—	—	—	(2,234)	—	—	(2,234)

Net cash provided by (used in) investing activities	(11)	(2,153)	(806)	(746)	—	(3,705)	—	—	—	—	(3,716)	—	—	(3,716)

Cash flows from Financing Activities
Repayment of term loan	(1,230)	—	—	—	—	—	—	—	—	—	(1,230)	—	—	(1,230)
Borrowing (Repayment) - I/C Debt	(769)	—	160	609	—	769	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(99)	(60)	—	—	(159)	—	—	—	—	(159)	—	—	(159)
Contributions from Parent	(50)	—	—	—	—	—	50	—	50	—	—	—	—	—

Net cash provided by (used in) financing activities	(2,049)	(99)	100	609	—	610	50	—	50	—	(1,389)	—	—	(1,389)

Net increase (decrease) in cash and cash equivalents	5,504	(5,697)	(2,249)	(3,060)	—	(11,006)	—	—	—	—	(5,502)	—	—	(5,502)
Cash and cash equivalents at beginning of period	5,838	31,412	16,132	12,702	—	60,246	—	—	—	—	66,084	—	—	66,084

Cash and cash equivalents at end of period	$11,342	$25,715	$13,883	$9,642	$—	$49,240	$—	$—	$—	$—	$60,582	$—	$—	$60,582

Cash Disbursements (in thousands) 1st Quarter	$16,026	$76,142	$34,683	$29,121	$0	$139,946	$0	$0	$0	$0	$155,972	$0	$0	$155,972

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE MONTH ENDED MARCH 31, 2010

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(5,602)	$(146)	$(1,027)	$(810)	$—	$(1,983)	$(42)	$—	$(42)	$—	$(7,627)	$1,793	$—	$(5,834)
Record equity in subsidiaries	(2,025)	—	—	—	615,479	615,479	—	—	—	—	—	(7,627)	7,627	—

Net loss as adjusted	(7,627)	(146)	(1,027)	(810)	615,479	613,496	(42)	—	(42)	—	(7,627)	(5,834)	7,627	(5,834)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	2,025	—	—	—	(615,479)	(615,479)	—	—	—	—	—	7,627	(7,627)	—
Non-cash interest accretion on property tax settlement	—	(7)	(41)	(6)	—	(54)	—	—	—	—	(54)	—	—	(54)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	(1,793)	—	(1,793)
Depreciation	16	3,147	341	231	—	3,719	—	—	—	—	3,735	—	—	3,735
Amortization	—	85	1	2	—	88	—	—	—	—	88	—	—	88
Provisions for losses on receivables	—	891	163	140	—	1,194	—	—	—	—	1,194	—	—	1,194
Stock based compensation expense	15	—	—	—	—	—	—	—	—	—	15	—	—	15
Valuation Allowance CRDA	—	142	63	53	—	258	—	—	—	—	258	—	—	258

Change in operating assets & liabilities:
Accounts receivable	(10)	(1,523)	335	(213)	—	(1,401)	—	—	—	—	(1,411)	—	—	(1,411)
Inventories	—	(217)	(34)	(54)	—	(305)	—	—	—	—	(305)	—	—	(305)
Other current assets	453	1,773	1,040	788	—	3,601	—	—	—	—	4,054	—	—	4,054
Other assets	326	(431)	(187)	(152)	—	(770)	—	—	—	—	(444)	—	—	(444)
Due to Affiliates	29	1,775	(666)	(1,138)	—	(29)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	3,303	(2,204)	(377)	(409)	—	(2,990)	(8)	—	(8)	—	305	—	—	305
Accrued interest	(3,424)	(3,003)	55	40	—	(2,908)	—	—	—	—	(6,332)	—	—	(6,332)
Other long-term liabilities	—	—	(66)	(1)	—	(67)	—	—	—	—	(67)	—	—	(67)

Net cash provided by operating activities	(4,894)	282	(400)	(1,529)	—	(1,647)	(50)	—	(50)	—	(6,591)	—	—	(6,591)

Cash flow from Investing Activities
Purchases of PPE	(10)	(438)	(30)	(34)	—	(502)	—	—	—	—	(512)	—	—	(512)

Net cash provided by investing activities	(10)	(438)	(30)	(34)	—	(502)	—	—	—	—	(512)	—	—	(512)

Cash flows from Financing Activities
Repayment of term loan	(1,230)	—	—	—	—	—	—	—	—	—	(1,230)	—	—	(1,230)
Borrowing (Repayment) - I/C Debt	705	—	(912)	207	—	(705)	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(39)	(40)	—	—	(79)	—	—	—	—	(79)	—	—	(79)
Contributions from Parent	(50)	—	—	—	—	—	50	—	50	—	—	—	—	—

Net cash provided from financing activities	(575)	(39)	(952)	207	—	(784)	50	—	50	—	(1,309)	—	—	(1,309)

Net increase in cash and cash equivalents	(5,479)	(195)	(1,382)	(1,356)	—	(2,933)	—	—	—	—	(8,412)	—	—	(8,412)
Cash and cash equivalents at beginning of period	16,821	25,910	15,265	10,998	—	52,173	—	—	—	—	68,994	—	—	68,994

Cash and cash equivalents at end of period	$11,342	$25,715	$13,883	$9,642	$—	$49,240	$—	$—	$—	$—	$60,582	$—	$—	$60,582

Cash Disbursements (in thousands)	$11,989	$26,393	$13,714	$11,235	$0	$51,342	$0	$0	$0	$0	$63,331	$0	$0	$63,331

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended March 31, 2010

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$11,664	$4,304	$3,148	$—	$—	$—	$—	$19,116	$—	$19,116
SLOT REVENUE	20,802	10,592	9,416	—	—	—	—	40,810	—	40,810
POKER REVENUE	1,432	—	—	—	—	—	—	1,432	—	1,432
KENO WIN	24	—	—	—	—	—	—	24	—	24
SIMULCAST REVENUE	54	—	—	—	—	—	—	54	—	54

TOTAL GAMING REVENUE	33,976	14,896	12,564	—	—	—	—	61,436	—	61,436

ROOMS	4,063	2,035	1,173	—	—	—	—	7,271	—	7,271
FOOD & BEVERAGE	4,236	1,868	1,362	—	—	—	—	7,466	—	7,466
ENTERTAINMENT	521	57	12	—	—	—	—	590	—	590
OTHER	1,569	630	484	—	—	—	—	2,683	—	2,683

TOTAL OTHER	10,389	4,590	3,031	—	—	—	—	18,010	—	18,010

GROSS REVENUE	44,365	19,486	15,595	—	—	—	—	79,446	—	79,446
RFB COMPS	5,245	2,349	1,806	—	—	—	—	9,400	—	9,400
COIN	3,954	2,161	1,908	—	—	—	—	8,023	—	8,023
CASH COMPS	425	87	99	—	—	—	—	611	—	611

TOTAL PROMO ALLOWANCES	9,624	4,597	3,813	—	—	—	—	18,034	—	18,034

NET REVENUES	34,741	14,889	11,782	—	—	—	—	61,412	—	61,412

EXPENSES
PAYROLL & RELATED	12,106	7,117	5,741	—	—	793	—	25,757	—	25,757
COST OF GOODS SOLD	1,736	571	564	—	—	—	—	2,871	—	2,871
PROMO EXPENSE	1,815	879	610	—	—	—	—	3,304	—	3,304
ADVERTISING	404	157	145	—	—	—	—	706	—	706
MARKETING/ENTERTAINMENT	1,430	465	338	—	—	—	—	2,233	—	2,233
GAMING TAX & REG FEES	3,512	1,768	1,520	—	—	14	—	6,814	—	6,814
PROPERTY TAX, RENT & INSUR	2,988	1,618	1,220	—	—	446	—	6,272	—	6,272
UTILITIES	1,642	703	644	—	—	11	—	3,000	—	3,000
PROV FOR DOUBTFUL ACCTS	891	164	140	—	—	—	—	1,195	—	1,195
GEN, ADMIN & OTHER OPER	3,030	1,500	1,168	—	42	3,436	—	9,176	—	9,176

TOTAL OPERATING EXPENSES	29,554	14,942	12,090	—	42	4,700	—	61,328	—	61,328

GROSS OPERATING PROFIT(LOSS)	5,187	(53)	(308)	—	(42)	(4,700)	—	84	—	84

CRDA EXPENSE	142	63	53	—	—	—	—	258	—	258

EBITDA	5,045	(116)	(361)	—	(42)	(4,700)	—	(174)	—	(174)

DEPRECIATION & AMORTIZATION	(3,232)	(342)	(233)	—	—	(16)	—	(3,823)	—	(3,823)
INTEREST INCOME	11	60	15	—	—	2,530	(2,526)	90	—	90
INTEREST EXPENSE	(1,970)	(629)	(231)	—	—	(3,416)	2,526	(3,720)	—	(3,720)
OTHER NON-OP INC(EXP)	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	1,793	1,793

NET INCOME(LOSS)	$(146)	$(1,027)	$(810)	$—	$(42)	$(5,602)	$—	$(7,627)	$1,793	$(5,834)

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the 3 Months Ended March 31, 2010

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIM	TERH CONSOLIDATED	TER INC	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$32,510	$13,720	$8,239	$—	$—	$—	$—	$54,469	$—	$54,469
SLOT REVENUE	57,066	28,896	25,986	—	—	—	—	111,948	—	111,948
POKER REVENUE	4,139	—	—	—	—	—	—	4,139	—	4,139
KENO WIN	58	—	—	—	—	—	—	58	—	58
SIMULCAST REVENUE	172	—	—	—	—	—	—	172	—	172

TOTAL GAMING REVENUE	93,945	42,616	34,225	—	—	—	—	170,786	—	170,786

ROOMS	11,350	5,127	3,254	—	—	—	—	19,731	—	19,731
FOOD & BEVERAGE	11,635	4,655	3,789	—	—	—	—	20,079	—	20,079
ENTERTAINMENT	521	164	13	—	—	—	—	698	—	698
OTHER	4,227	1,547	1,293	—	—	—	—	7,067	—	7,067

TOTAL OTHER	27,733	11,493	8,349	—	—	—	—	47,575	—	47,575

GROSS REVENUE	121,678	54,109	42,574	—	—	—	—	218,361	—	218,361

RFB COMPS	15,511	6,596	5,146	—	—	—	—	27,253	—	27,253
COIN	10,177	5,238	4,872	—	—	—	—	20,287	—	20,287
CASH COMPS	1,887	347	150	—	—	—	—	2,384	—	2,384

TOTAL PROMO ALLOWANCES	27,575	12,181	10,168	—	—	—	—	49,924	—	49,924

NET REVENUES	94,103	41,928	32,406	—	—	—	—	168,437	—	168,437

EXPENSES
PAYROLL & RELATED	36,579	21,287	17,571	—	—	1,607	—	77,044	—	77,044
COST OF GOODS SOLD	4,679	1,422	1,549	—	—	—	—	7,650	—	7,650
PROMO EXPENSE	4,970	2,612	1,807	—	—	—	—	9,389	—	9,389
ADVERTISING	1,035	460	415	—	—	—	—	1,910	—	1,910
MARKETING/ENTERTAINMENT	3,893	1,350	999	—	—	—	—	6,242	—	6,242
GAMING TAX & REG FEES	9,806	5,082	4,241	—	—	29	—	19,158	—	19,158
PROPERTY TAX, RENT & INSUR	8,948	4,594	3,705	—	—	1,329	—	18,576	—	18,576
UTILITIES	5,275	2,326	2,095	—	—	29	—	9,725	—	9,725
PROV FOR DOUBTFUL ACCTS	1,892	464	413	—	—	—	—	2,769	—	2,769
GEN, ADMIN & OTHER OPER	8,394	4,166	3,368	—	184	8,968	—	25,080	—	25,080

TOTAL OPERATING EXPENSES	85,471	43,763	36,163	—	184	11,962	—	177,543	—	177,543

GROSS OPERATING PROFIT	8,632	(1,835)	(3,757)	—	(184)	(11,962)	—	(9,106)	—	(9,106)

CRDA EXPENSE	390	161	144	—	—	—	—	695	—	695

EBITDA	8,242	(1,996)	(3,901)	—	(184)	(11,962)	—	(9,801)	—	(9,801)

DEPRECIATION & AMORTIZATION	(9,771)	(1,022)	(697)	—	—	(46)	—	(11,536)	—	(11,536)
INTEREST INCOME	40	197	50	—	—	7,315	(7,304)	298	—	298
INTEREST EXPENSE	(5,804)	(1,817)	(694)	—	—	(9,918)	7,304	(10,929)	—	(10,929)
OTHER NON-OP INC(EXP)	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	7,513	7,513

NET INCOME(LOSS)	$(7,293)	$(4,638)	$(5,242)	$—	$(184)	$(14,611)	$—	$(31,968)	$7,513	$(24,455)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

March 31, 2010 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

											March 31, 2010	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP- MENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$25,715	$13,883	$9,642	$0	$0	$11,342	$0	$60,582	$0	$0	$60,582	$71,156
ACCOUNTS RECEIVABLE, NET	19,439	5,914	4,715	—	—	—	—	30,068	—	—	30,068	41,896
ACCOUNTS RECEIVABLE, OTHER	2,190	1,298	1,333	149,370	—	23,651	(172,927)	4,915	—	—	4,915	4,798
RE TAX RECEIVABLE	478	3,580	345	—	—	—	—	4,403	—	—	4,403	638
INVENTORIES	2,733	1,188	873	—	—	—	—	4,794	—	—	4,794	5,465
PREPAID AND OTHER	6,215	2,927	2,361	—	—	1,307	—	12,810	—	—	12,810	21,200
DEFERRED INCOME TAXES- CURRENT	1,267	62	8	—	—	—	—	1,337	956	—	2,293	13,809

TOTAL CURRENT ASSETS	58,037	28,852	19,277	149,370	—	36,300	(172,927)	118,909	956	—	119,865	158,962
INVESTMENT IN SUBSIDIARIES	—	—	—	—	—	(33,543)	33,543	—	(690,735)	690,735	—	—
NOTES RECEIVABLE	—	—	—	1,248,969	—	1,195,847	(2,444,816)	—	—	—	—	—
PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	—	—	1,043	—	213,442	—	—	213,442	398,296
BUILDINGS AND IMPROVEMENTS	900,546	15,532	13,346	—	—	1,645	—	931,069	—	—	931,069	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	133,498	7,935	4,485	—	—	934	—	146,852	—	—	146,852	220,351
LEASEHOLD IMPROVEMENTS	—	—	1,538	—	—	958	—	2,496	—	—	2,496	6,093
CONSTRUCTION-IN-PROCESS	917	17	23	—	100	335	—	1,392	—	—	1,392	4,006

PROPERTY AND EQUIPMENT	1,231,579	33,026	25,631	—	100	4,915	—	1,295,251	—	—	1,295,251	1,893,506
ACCUMULATED DEPRECIATION	(165,677)	(2,448)	(1,515)	—	—	(1,631)	—	(171,271)	—	—	(171,271)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,065,902	30,578	24,116	—	100	3,284	—	1,123,980	—	—	1,123,980	1,703,617
RESTRICTED CASH	—	—	—	—	—	—	—	—	—	—	—	2,807
DEFERRED FINANCING COSTS, NET	—	—	—	—	—	—	—	—	—	—	—	14,533
INTANGIBLE ASSETS, NET	34,846	15	—	—	—	—	—	34,861	—	—	34,861	56,488
RE TAX RECEIVABLE-L/T	1,109	6,995	800	—	—	—	—	8,904	—	—	8,904	15,863
CRDA INVESTMENTS	29,874	16,914	12,394	—	—	—	—	59,182	—	—	59,182	57,464
OTHER ASSETS, NET	4,898	1,903	2,557	—	—	15,595	—	24,953	—	—	24,953	25,630

TOTAL ASSETS	$1,194,666	$85,257	$59,144	$1,398,339	$100	$1,217,483	($2,584,200)	$1,370,789	($689,779)	$690,735	$1,371,745	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

March 31, 2010 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

	TRUMP				TER	TER	TERH			TER INC	March 31, 2010	February 16, 2009
(Dollars in Thousands)	TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	DEVELOP- MENT	HOLDINGS LP	ELIMI- NATION	TERH CONSOLIDATED	TER INC	ELIMI- NATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$10,815	$3,888	$3,423	$0	$234	$21,198	$0	$39,558	$0	$0	$39,558	$32,640
ACCRUED PAYROLL	13,676	6,927	5,891	0	0	1,112	0	27,606	0	0	27,606	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	28,871	3,293	2,884	149,370	0	149,837	(172,927)	161,328	0	0	161,328	91,524
DUE TO AFFILIATES	(2,063)	1,065	590	0	0	408	0	0	0	0	0	0
SELF INSURANCE RESERVES	8,149	5,593	3,924	0	0	0	0	17,666	0	0	17,666	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	1,200	0	1,200	0	0	1,200	0
OTHER ACCRUED LIABILITIES	6,437	5,034	3,290	0	0	1,452	0	16,213	0	0	16,213	12,744
OTHER CURRENT LIABILITIES	5,782	4,796	3,023	0	0	34	0	13,635	0	0	13,635	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURITIES - LONG-TERM DEBT	367	281	0	0	0	482,603	0	483,251	0	0	483,251	489,032

TOTAL CURRENT LIABILITIES	639,831	320,414	25,036	1,398,339	234	1,907,296	(2,273,376)	2,017,774	0	0	2,017,774	1,954,036

INTERCOMPANY DEBT	250,000	67,832	26,535	0	0	0	(344,367)	0	0	0	0	0
OTHER L/T DEBT	6,116	308	0	0	0	0	0	6,424	0	0	6,424	5,826

TOTAL LONG-TERM DEBT	256,116	68,140	26,535	0	0	0	(344,367)	6,424	0	0	6,424	5,826
DEFERRED INCOME TAXES	13,468	62	8	0	0	0	0	13,538	33,985	0	47,523	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	10,743	11	0	0	225	0	10,979	0	0	10,979	14,184

TOTAL LIABILITIES	915,231	402,716	54,529	1,398,339	234	1,908,218	(2,617,743)	2,061,524	33,985	0	2,095,509	2,054,219

EQUITY (DEFICIT)
COMMON STOCK	0	0	0	0	0	0	0	0	31	0	31	32
NON-CONTROLLING INTEREST	0	0	0	0	0	0	0	0	(167,317)	0	(167,317)	683
CAPITAL IN EXCESS OF PAR	371,611	146,331	422,272	0	11,711	605,196	(951,925)	605,196	467,834	(605,196)	467,834	466,835
RETAINED EARNINGS (DEFICIT)	(92,176)	(463,790)	(417,657)	0	(11,845)	(1,295,931)	985,468	(1,295,931)	(1,024,312)	1,295,931	(1,024,312)	(486,405)

EQUITY (DEFICIT)	279,435	(317,459)	4,615	0	(134)	(690,735)	33,543	(690,735)	(723,764)	690,735	(723,764)	(18,855)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$1,194,666	$85,257	$59,144	$1,398,339	$100	$1,217,483	($2,584,200)	$1,370,789	($689,779)	$690,735	$1,371,745	$2,035,364

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4

AS OF MARCH 31, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total
TER Holdings, LP	$3,056	$3,319	$2,637	$1,371	$10,815	$21,198
Trump Taj Mahal	8,420	1,062	94	(79)	1,318	10,815
Trump Plaza	3,241	170	9	4	464	3,888
Trump Marina	2,552	292	25	4	550	3,423
TER Development	55	52	67	60	—	234

Total	$17,324	$4,895	$2,832	$1,360	$13,147	$39,558

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING—FORM MOR-5

AS OF MARCH 31, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total
TER Holdings, LP	$15	$—	$9	$70	$—	$94
Trump Taj Mahal	11,327	5,167	481	37,827	(32,695)	22,107
Trump Plaza	3,781	1,096	850	11,048	(5,983)	10,792
Trump Marina	3,484	323	94	6,968	(4,476)	6,393

Total	$18,607	$6,586	$1,434	$55,913	$(43,154)	$39,386